American Mutual Fund® Prospectus Supplement January 29, 2021 (for prospectus dated January 1, 2021, as supplemented to date)

The table under the heading “Average annual total returns – Share class A” in the “Investment results” section of the prospectus is amended to read as follows:

Average annual total returns For the periods ended December 31, 2019 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	2/21/1950	14.73%	7.97%	10.81%	11.51%
− After taxes on distributions		13.44	6.54	9.70	N/A
− After taxes on distributions and sale of fund shares		9.59	6.02	8.73	N/A

Keep this supplement with your prospectus.

Lit. No. MFGEBS-465-0221P Printed in USA CGD/AFD/10039-S82670

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	JULIE E. LAWTON
JULIE E. LAWTON
SECRETARY